EXHIBIT (32)

M & F BANCORP, INC.

Certification of Periodic Financial Report

Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of M & F Bancorp, Inc. (the “Company”) certify that the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2005	/s/ Ronald Wiley
Ronald Wiley
Chief Executive Officer

Dated: November 14, 2005	/s/ Allan E. Sturges
Allan E. Sturges
Acting Chief Financial Officer

*	This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

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